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                                                                  EXHIBIT 23.1


                     CONSENT OF PRICEWATERHOUSECOOPERS, LLP


          We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 28, 2000 relating to the financial statements and financial statement schedule, which appears in Quintel Communication, Inc.'s Annual Report on Form 10-K for the year ended November 30, 1999.

          We also hereby consent to the reference to us under the heading "Experts" in the Registration Statement.


                                                   /S/
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                                                   PRICEWATERHOUSECOOPERS, LLP


Melville, New York

March 10, 2000